Exhibit 99.1

NO.  C-1-PB-14-001245

In Re:	§	In the Probate Court No. 1
§
	§	of
§
TEL Offshore Trust	§	Travis County, Texas

ORDER APPROVING SETTLEMENT AGREEMENT

Before the Court is Attorney Ad Litem’s Application to Approve Settlement with Individual Trustees (“Application”) and Attorney Ad Litem’s Supplement to Application to Approve Settlement with Individual Trustees (“Supplement”).  Having considered the Application, the Supplement, the evidence presented and the argument of counsel, the Court finds that the Settlement Agreement dated effective January 17, 2017 and attached to the Supplement should be approved and made binding on all parties to this proceeding.

It is therefore ORDERED that the Settlement Agreement, a copy of which is attached to this Order as Exhibit A-1 is approved and is binding on all parties to this proceeding.

/s/ Guy Herman
JUDGE PRESIDING

EXHIBIT A-1 TO
ORDER APPROVING SETTLEMENT AGREEMENT

SETTLEMENT AGREEMENT

Glenn M. Karisch, attorney ad litem for certain unit holders of the TEL Offshore Trust, RNR Production Land & Cattle Company Inc., Albert Speisman, Joyce E. Speisman, Gary C. Evans, Jeffrey S. Swanson, Thomas H. Owen, Jr. and Daniel Conwill IV enter this Settlement Agreement.  For and in consideration of the premises and the mutual promises set forth herein, the Parties agree as follows:

I.             DEFINITIONS

1.1          “AAL Parties” means the unit holders of the TEL Offshore Trust who were served by publication in the Litigation and did not answer or appear that Ad Litem was appointed to represent.

1.2          “Administrator” shall be the person or entity designated by the Court to administer the Special Fund.

1.3          “Agreement” means this Settlement Agreement, together with all its terms, conditions, premises, and promises, including the exhibits.  In this Agreement, the singular includes the plural and vice versa; likewise, the disjunctive includes the conjunctive and vice versa.

1.4          “Ad Litem” means Glenn M. Karisch, as attorney ad litem for the unit holders of the TEL Offshore Trust who were served by publication and did not answer or appear.

1.5          “All Claims” means all existing, known and unknown claims, demands, obligations, grievances and causes of action, of any nature whatsoever, whether based on statute, rule, regulation, code, contract, equity, tort, rules of professional conduct or otherwise, in any manner claimed, owned, held, or possessed by a Party, any of the AAL Parties, or any past or current Unit Holder arising from, due to, or relating to the Trust, the TEL Partnership, or the Litigation as defined below, or that have been brought or could have been brought in the Litigation, including, without limitation, all claims, demands, lawsuits, debts, accounts, covenants, agreements, actions, cross-actions, liabilities, co-trustee liability, obligations, grievances, losses, costs, expenses, remedies, accounting, and causes of action of any nature, whether in contract, in equity or in tort, or based upon fraud, negligence, gross negligence or misrepresentations, breach of Trust Agreement, intentional conduct, bad faith, breach of duty or common law, breach of fiduciary duty, breach of duty of trust, breach of duty of disclosure, or arising under or by virtue of any judicial decision, statute or regulation, including the Texas Trust Code, including Texas Trust Code Sections 114.001 and 114.008, for past, present, known, and unknown injuries, property or economic damage, and all other losses and damages of any kind to the Plaintiffs, the Trust estate, or the beneficiaries or Unit Holders of the Trust, including but not limited to the following: all actual damages; all exemplary and punitive damages; all interest or penalties of any kind, including without limitation any tax liabilities, interest or penalties; fee forfeiture; damage to business reputation; lost profits or good will; consequential damages; damages ensuing from loss of credit; and, prejudgment and post judgment interest, costs and attorney’s fees, and  all elements of damages, all remedies, and all claims, demands, and causes of action that are not currently recognized by law but that may be created or recognized in the future by any manner.

1.6          “BNYM” means Bank of New York Mellon Trust Company, N.A.

1.7          “Conwill” means Daniel Conwill, IV.

1.8          “Court” means the Travis County Probate Court No. 1.

1.9          “Effective Date” means the last date that any Party signs this Agreement.

1.10        “Evans” means Gary C. Evans.

1.11        “First Severed Action” means Cause No. C-1-PB-16-000096 styled In re: TEL Offshore Trust, in the Probate Court No. 1 of Travis County, Texas.

1.12        “Individual Trustees” means Conwill, Evans, Owen and Swanson, as defined herein.

1.13        “Litigation” means the Original Action, the First Severed Action, the Second Severed Action, and the Third Severed Action, as defined herein, and any other severed action or proceeding that arises from or relates to the Original Action, the First Severed Action, the Second Severed Action, or the Third Severed Action.  “Litigation” includes Cause No. 16-0994; In re Trustees of the TEL Offshore Trust, Relators, In the Supreme Court of Texas (the “Supreme Court Mandamus Proceeding”) and Cause No. 93-16-00764-CV; In re Trustees of the TEL Offshore Trust, Relators, in the Third Court of Appeals, Austin, Texas (the “Court of Appeals Mandamus Proceeding”).

1.14        “Original Action” means Cause No. C-1-PB-14-001245, styled In Re TEL Offshore Trust, in the Probate Court No. 1 of Travis County, Texas.

1.15        “Owen” means Thomas H. Owen, Jr.

1.16        “Parties” mean Ad Litem, RNR, the Speismans, Swanson, Evans, Owen and Conwell, as defined herein.

1.17        “Party” means any one or more of the Parties.

1.18        “Plaintiffs” means Ad Litem, RNR, and the Speismans, as defined herein.

1.19        “RNR” means RNR Production Land & Cattle Company.

1.20        “Second Final Judgment” means the final judgment described in Paragraph 3.2.

1.21        “Second Severed Action” means the severed action to be created pursuant to Paragraph 3.2 below.

1.22        “Segregated Fund” means the funds in the segregated account holding the proceeds of the sale of the trust’s net profits interest that was created pursuant to the Final Judgment and Order dated January 15, 2016, in Cause No. C-1-PB-16-000096.

1.23        “Special Fund” means the fund described in paragraph 4.1 of this agreement.

1.24        “Swanson” means Jeffrey S. Swanson.

1.25        “Speismans” means Al Speisman and Joyce Speisman.

1.26        “TEL Partnership” means the TEL Offshore Trust Partnership.

1.27        “TEL Partnership Agreement” means the agreement(s) creating and law governing the TEL Partnership.

1.28        “Third Severed Action” means the proceeding into which the order creating the Special Fund is severed pursuant to Paragraph 3.2 below.

1.29        “Trust” means the TEL Offshore Trust.

1.30        “Trust Agreement” means the TEL Offshore Trust Agreement.

1.31        “Unit Holder” means any of holders of units in the Trust.

II.            RECITALS

2.1          As described in their pleadings in the Litigation, Plaintiffs contend that the Individual Trustees breached their fiduciary duties and acted intentionally, in bad faith,

with reckless indifference and/or with gross negligence and thereby caused damages to the Trust estate and the beneficiaries of the Trust.  The Individual Trustees deny that they breached fiduciary duties or committed any other wrongs and further contend that Plaintiffs lack standing to bring their claims and that the claims are barred or limited by the statute of limitations and other defenses.

2.2          The Plaintiffs and the Individual Trustees acknowledge that the claims between them are disputed.  The Parties desire to avoid the cost and uncertainty of further litigation and to provide for a complete settlement of all claims between them, on the terms stated herein.  In entering this Agreement no Party admits liability or damages.

III.          COURT APPROVAL, FINAL JUDGMENT AND SEVERANCE

3.1          The Parties expressly acknowledge and agree that this Agreement is conditioned on the Court approving it.  The Agreement will be binding only if and when the Court approves it.

3.2          Within five days after the Effective Date, Ad Litem will file in the Original Action the following motions (which may be combined into one or more pleadings and in addition to one or more other pleadings that Ad Litem may file):  (a)  motion for Court approval of this Agreement; (b) motion to establish the Special Fund as described in Section IV, below; (c) motion for a final judgment as to the Individual Trustees, and (d) motion to sever the final judgment into a separate action, (“Second Severed Action”).  Ad Litem will obtain a hearing on these motions and timely serve them and any notice of hearing in accordance with the Court’s orders regarding service dated September 28, 2015 and January 21, 2016.  The Parties jointly will ask the Court to approve this Settlement Agreement, establish the Special Fund as described in Section 4 below, enter a final judgment dismissing with prejudice the claims that have been brought by Plaintiffs against the Individual Trustees or by the Individual Trustees against Plaintiffs, or that could have been brought in the Litigation (“Second Final Judgment”), and then to sever the Second Final Judgment into a separate action for finality.  Ad Litem may also ask the Court to sever the order creating the Special Fund into a separate action (the “Third Severed Action”), and the Parties agree to not oppose such a request.

3.3          Within three business days after the Court enters the Second Final Judgment, the Individual Trustees shall file a motion to dismiss the Supreme Court Mandamus Proceeding as to the Individual Trustees.

IV.          SETTLEMENT PAYMENT AND CREATION AND USE OF SPECIAL FUND

4.1          Within 5 business days after the Court has approved this Agreement, entered the order creating the Special Fund, and the Second Final Judgment has become final and non-appealable (that is, the time for appeal and the exhaustion of all appeals has expired) the Individual Trustees will irrevocably pay $2,000,000 (the “Settlement Payment”) into the Special Fund.

4.2          The Special Fund shall be held, administered and distributed as provided in this paragraph 4.2.  The Special Fund shall be a “qualified settlement fund” for federal income tax purposes under the criteria in Internal Revenue Code § 468B and related provisions and regulations as set forth in Exhibit A hereto.  The judgment or order establishing the Special Fund will contain those provisions that are necessary to assure that the Special Fund is a qualified settlement fund

4.2.1       The Court shall designate a person or entity as Administrator of the Special Fund.  The Court shall establish the requirements for, compensation of and rules of operation of the Administrator.  The Special Fund shall be used as described below.

4.2.2       First, the Special Fund shall be used to pay: (1) Ad Litem’s compensation and expenses in the Litigation which are not paid from the Trust or the Segregated Fund; (2) RNR’s attorneys’ fees and expenses in the Litigation; and (3) the Speismans’ attorneys’ fees and expenses in the Litigation.  All such compensation, fees and expenses shall be based on amounts approved by the Court, and subject to the Court’s policies regarding attorneys’ fees and expenses (including, but not limited to, its limits on hourly rates for attorneys and law firm personnel).  Ad Litem shall first seek and if possible obtain payment of compensation and expenses from the Segregated Fund and will only seek and obtain payment of compensation and expenses from the Special Fund to the extent that such compensation and expenses are not paid from the Segregated Fund.

4.2.3       Next, the Special Fund shall be used to pay the fees and expenses of the Administrator in amounts approved by the Court.

4.2.4       Finally, the remainder of the Special Fund shall be distributed to Unit Holders and/or former Unit Holders of the TEL Offshore Trust at such time and in such proportions as determined by the Court.  The Court shall determine the basis on which the funds shall be allocated among Unit Holders and/or former Unit Holders and shall establish a procedure for Unit Holders and/or former Unit Holders to make claims based on that basis.

4.2.5       If the Court orders any change to the use of the Special Fund as provided in paragraphs 4.2.1-4.2.4, that change shall not provide any basis for withdrawing from this Agreement or for terminating or challenging the enforceability of this Agreement or the releases and Second Final Judgment provided for herein.

4.2.6       The Individual Trustees acknowledge and agree that the Settlement Payment shall be irrevocable and that they will have no rights to any distributions from the Special Fund and no rights to seek to withdraw or revoke all or any portion of the Settlement Payment, regardless of any rulings or other developments in the Litigation after the Effective Date.  The Individual Trustees shall have no liability for how the Settlement Payment or the Special Fund is allocated or distributed after the Individual Trustees make the Settlement Payment, and the effectiveness and enforceability of the releases and Second Final Judgment shall not be affected by the allocation or distribution of the Settlement Payment or the Special Fund.

V.            RELEASES AND OTHER AGREEMENTS

5.1          For good and valuable consideration as set forth herein, the terms and sufficiency of which are hereby agreed to and acknowledged by Plaintiffs, Plaintiffs and all current and former Unit Holders hereby release and forever discharge the Individual Trustees, and their agents, representatives, counsel, insurers, heirs, successors and assigns from All Claims.  This release includes, without limitation, All Claims arising from, due to, or relating to any act or omission by Individual Trustees in connection with the Trust, the TEL Partnership, or the Litigation.  This release includes All Claims that have been brought in the Litigation, or which could have been brought, based on the facts and circumstances described in the pleadings, filings, depositions and discovery in the Litigation.  This release is contingent upon and does not become effective until all of the following have occurred: (a) the Court has approved this Agreement; (b) the Court has entered an order creating the Special Fund as provided for herein; and (c) the Individual Trustees have irrevocably paid the Settlement Payment as provided for herein.  The release by the Speismans extends to All Claims that could have been or could ever be asserted in the future not only by the Speismans, but also by their agents, assigns, family members, heirs, executors, administrators, attorneys, or any entity in which they have a financial interest of 10% or more.  The release by RNR extends to All Claims that could have been or could ever be asserted in the future not only by RNR but also by its owners, officers, directors, employees, agents, attorneys, affiliates, predecessors, successors, assigns, or any entity in which it has a financial interest of 10% or more.

5.2          For good and valuable consideration, the terms and sufficiency of which are hereby agreed to and acknowledged by the Individual Trustees, the Individual Trustees hereby release and forever discharge Plaintiffs, their agents, representatives, counsel, insurers, heirs, successors and assigns, and all Unit Holders from All Claims.  This release includes, without limitation, All Claims arising from, due to, or relating to any act or omission by Plaintiffs in connection with the Trust, the TEL Partnership, or the Litigation.  This release includes All Claims that have been brought in the Litigation, or which could have been brought, based on the facts and circumstances described in the pleadings, filings, depositions and discovery in the Litigation.  This release is contingent upon and does not become effective until all of the following have occurred: (a) the Court has approved this Agreement; (b) the Court has entered an order creating the Special

Fund as provided for herein; and (c) the Individual Trustees have irrevocably paid the Settlement Payment as provided for herein.

5.3          It is the express intention of the Parties that the Individual Trustees and any person or entity entitled to the benefits of the releases herein will never have to pay, directly or indirectly, anything as damages to the Plaintiffs or anyone else bound by this Agreement by reason of any injury or harm allegedly arising out of or relating to the Trust, the TEL Partnership, or the facts and claims in the Litigation beyond the consideration provided herein.

5.4          The above releases shall not release any Party from his or her obligations under this Agreement.  In addition, nothing in the above releases or in this Agreement is intended to release, limit or affect in any way Plaintiffs’ claims against BNYM.

5.5          The Individual Trustees may resign or seek a discharge from the Court.  Plaintiffs agree to not oppose any request for a discharge or the Individual Trustees’ resignation as Trustees.  Plaintiffs agree that the Individual Trustees may resign without the appointment of successor trustees, but Plaintiffs reserve any rights that they may have to seek the appointment of successor trustees in the future.  It is further provided that a discharge and resignation are not conditions to this Agreement and any failure of the Individual Trustees to obtain a discharge or to resign shall not provide any basis for withdrawing from or terminating or challenging the enforceability of this Agreement.

VI.          REPRESENTATIONS AND WARRANTIES

6.1          The Parties represent to one another that before executing this Agreement, they became fully informed of the terms, contents, conditions and effect of this Agreement; that in making this settlement, they have had full information to the extent provided by the Individual Trustees or BNYM and the benefit of the advice of attorneys of their choosing and that no promise or representation of any kind has been made to one Party by another Party or by anyone acting on its behalf except as is expressly stated in this Agreement.  The Parties have relied solely on their own judgment and the advice of their counsel in making this settlement and fully understand that this is a full, complete and final release and settlement.

6.2          The Parties acknowledge and agree that in entering this Agreement, they are not relying on any statement or representation of any nature whatsoever other than what is contained in this Agreement.  In making this express disclaimer of reliance, the Parties represent that they are represented by counsel and have conferred with counsel about the scope and effect of this disclaimer.  They further represent and warrant that they will not later contend that this Agreement either was procured by fraud or resulted from any misrepresentation, negligent or otherwise.

6.3          The Parties represent and warrant that the persons signing below are legally and mentally competent to sign this Agreement.  The Parties other than the Ad Litem further represent and warrant that they are duly authorized and empowered to bind any entity or person for which they have signed below, and possess all requisite consents, approvals and/or authorizations to execute and deliver this instrument in all capacities stated herein.  Ad Litem represents and warrants that, subject to and upon receiving court approval and subject to any possible court determination that he does not have such authority, he has the authority to bind the AAL Parties to this Agreement and the Second Final Judgment.

6.4          The Parties acknowledge the adequacy of the consideration for this Agreement.

VII.         MISCELLANEOUS

7.1          This Agreement contains the entire agreement between the Parties with regard to the matters set forth herein.  There are no other understandings or agreements, verbal or otherwise, in relation thereto between the Parties except as expressly set forth in this Agreement.  This Agreement replaces the Mediation Settlement Agreement between the Parties dated December 13, 2016, which is fully merged into this Agreement.

7.2          The Individual Trustees agree that any judicial determination, in the Supreme Court Mandamus Proceeding or otherwise, that Ad Litem does not have authority to bring the claims he has brought on behalf of the AAL Parties shall not affect the binding effect of this Agreement and shall not be grounds for any Party to seek to withdraw from this Agreement or to limit their obligations under this Agreement—including, without limitation, the releases provided for in this Agreement or the obligation to make the Settlement Payment—in any way.  Further, any such determination shall not be the basis for claiming that Ad Litem has breached any representation or warranty in this Agreement.

7.3          The Parties agree to cooperate fully and to execute any and all supplementary documents and take all additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement, which are not inconsistent with its terms.

7.4          This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.  Should any legal action be brought by any party to enforce or construe this Agreement or that otherwise concerns or touches upon the terms of this Agreement, venue of that cause of action shall lie exclusively in the Probate Court No. 1 of Travis County, Texas.

7.5          It is expressly understood and agreed that by entering this Agreement, the Parties do not admit any liability to each other or to any other person, firm, or entity for any or all claims arising out of, related to or due to the facts and claims in the Litigation.  The entering into of this Agreement shall not be held or deemed to be an admission by any Party of any liability arising out of, related to or due to the Litigation.

7.6          It is agreed that this Agreement is contractual and not merely recital.

7.7          This Agreement is executed in multiple originals.  This Agreement may be executed in any number of counterparts and all of such counterparts shall constitute one agreement that shall be binding upon the Parties, notwithstanding that each Party may not have executed the same counterpart.  A signature transmitted by facsimile, email or other electronic means shall be deemed an original signature for all purposes.

7.1          This paragraph applies to any persons bound by this release whose agreement would be governed by Section  1542 of the Civil Code of the State of California (“California residents”).  Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The release contained in this Agreement extends to claims to which the California residents do not know or suspect to exist in their favor, which if known by them, would have materially affected their decision to enter into the releases contained in this Agreement.  Each California resident acknowledges that it is familiar with Section 1542 of the Civil Code of the State of California and expressly waives any rights and benefits under Section 1542.

IN WITNESS HEREOF, the Parties hereto have executed this Agreement, on the dates set forth below but effective as of the Effective Date.

/s/ Daniel Conwill IV
Daniel Conwill IV

Date:	1/13/17

STATE OF LOUISIANA	§
§
ORLEANS PARISH	§

BEFORE ME, the undersigned official, on this day personally appeared Daniel Conwill IV, known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of his predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 13th day of January, 2017.

/s/ Gary Edward Meringer

Notary Public, State of Louisiana

/s/ Gary C. Evans
Gary C. Evans

Date:	Jan. 13, 2017

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

BEFORE ME, the undersigned official, on this day personally appeared Gary C. Evans, known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of his predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 13th day of January, 2017.

/s/ Brada C. Wilson

Notary Public, State of Texas

/s/ Thomas H. Owen, Jr.
Thomas H. Owen, Jr.

Date:	1-13-17

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned official, on this day personally appeared Thomas H. Owen Jr., known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of his predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 13th day of January, 2017.

/s/ Lisa K. Swanson

Notary Public, State of Texas

/s/ Jeffrey S. Swanson
Jeffrey S. Swanson
Date:	1-13-17

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned official, on this day personally appeared Jeffrey S. Swanson, known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of his predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 13th day of January, 2017.

/s/ Lisa K. Swanson

Notary Public, State of Texas

/s/ Glenn M. Karisch
Glenn M. Karisch, in his capacity as Attorney Ad Litem for the Unit Holders of the TEL Offshore Trust who were served by publication and did not answer or appear in the Litigation

Date:	January 13, 2017

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

BEFORE ME, the undersigned official, on this day personally appeared Glenn M. Karisch, attorney ad litem for the unit holders of the TEL Offshore Trust who were served by publication and did not answer or appear, known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of his predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 13th day of January, 2017.

/s/ Linda Sheridan

Notary Public, State of Texas

/s/ Paul Willingham
RNR Production Land & Cattle Company

By:	Paul Willingham

Its:	Chief Financial Officer

Date:	1/13/2017

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned official, on this day personally appeared Paul Willingham, Chief Financial Officer of RNR PRODUCTION LAND & CATTLE COMPANY, known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of RNR PRODUCTION LAND & CATTLE COMPANY  and its predecessors, successors, assigns and all of its partners, shareholders, members, associates, employees, attorneys, consultants, sureties, indemnitors, insurers or agents, past and present for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 13th day of January 2017.

/s/ Cathy Odessa Cranford
Notary Public, State of Texas

/s/ Albert Speisman
Albert Speisman

Date:	1/17/17

STATE OF ILLINOIS	§
§
LAKE COUNTY	§

BEFORE ME, the undersigned official, on this day personally appeared Albert Speisman, known to me to be the person whose name is subscribed above and acknowledged to me that he executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of his own free will and voluntary act and deed after having it fully explained to him, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of his predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by him without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution he was completely sober, sane, and capable of understanding the character of his acts and deeds and was in complete charge of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 17th day of January, 2017.

/s/ Rick L. Rogers

Notary Public, State of Illinois

/s/ Joyce E. Speisman
Joyce E. Speisman

Date	: January 17, 2017

STATE OF ILLINOIS	§
§
LAKE COUNTY	§

BEFORE ME, the undersigned official, on this day personally appeared Joyce E. Speisman, known to me to be the person whose name is subscribed above and acknowledged to me that she executed the foregoing instrument for the purposes and consideration expressed; that he executed the same of her own free will and voluntary act and deed after having it fully explained to her, after having read it fully and after realizing the effect thereof to be a full and final release and discharge of her predecessors, successors, assigns, heirs, executors, administrators, executors, administrators and legal representatives for any matter or thing dealt with in the foregoing instrument; that same was executed by her without any threat, force, fraud, duress or representation of any kind by any person whomsoever; and that at the time of the execution she was completely sober, sane, and capable of understanding the character of her acts and deeds and was in complete charge of her acts and deeds and was in complete charge of all of her faculties and capable of executing this instrument and of understanding the significance of her acts.

SUBSCRIBED AND SWORN TO BEFORE ME this 17th day of January, 2017.

/s/ Rick L. Rogers

Notary Public, State of Illinois